SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by Registrant                                        (X)
Filed by a Party other than the Registrant                (   )

Check the appropriate box:


[   ] Preliminary Proxy Statement
[   ] Confidential, for use of the Commission only (as permitted by
      Rule 14a-6(e)(2))
[   X] Definitive Proxy Statement
[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-12

                    METLIFE INVESTORS USA SEPARATE ACCOUNT A
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.
     [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[  ] Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                     METLIFE INVESTORS USA INSURANCE COMPANY

                       IMPORTANT NEWS FOR CONTRACT OWNERS

                               QUESTIONS & ANSWERS


     We encourage you to read the attached voting information statement in full; however, the following questions and answers represent some typical concerns you might have regarding this document.

Q: What is this document and why did we send it to you?

A: This voting information statement is being furnished to you in connection with the solicitation of votes by MetLife Investors USA Insurance Company ("MetLife Investors USA") from owners of Capital Strategist and Foresight variable annuity contracts issued by MetLife Investors USA ("Contracts").

     MetLife  Investors  USA is  proposing  to  substitute  the MFS Total Return
Portfolio, a series of Metropolitan Series Fund, Inc. (referred to in this document as "MFS Total Return" or the "Replacement Portfolio"), in place of the AIM V.I. Balanced Fund, a current funding option under each Contract (referred to as "AIM Balanced" or the "Current Portfolio").

     Your Contract requires that MetLife Investors USA obtain:

     (a) approval of the substitution by the Securities and Exchange Commission (Commission") and

     (b) approval of Contract owners investing in the Current Portfolio to allow the substitution of the account value invested in the Current Portfolio into the Replacement Portfolio.


     For each Contract, the vote required is an affirmative vote by Contract owners representing a majority of outstanding accumulation units in the subaccount investing in the Current Portfolio (the "Subaccount") in order to carry out the proposed substitution for that Contract.

     Commission approval for the substitution was received on February 24, 2004.


Q: How will this proposed substitution benefit me?

A: The substitution is expected to provide significant benefits to you as a Contract owner, including:


     o Potential for Better Performance: MetLife Investors USA believes that based on the historical performance records of the Replacement
          Portfolio and of the Current Portfolio, over the long term the performance of the Replacement Portfolio should (although no guarantee can be given) exceed that of the Current Portfolio. See page 19.


     o Cost Savings: The Replacement Portfolio's annual operating expenses are lower than those of the Current Portfolio, which in turn could result in potential greater returns.

          Total annual operating expenses were 0.66% for MFS Total Return and 1.17% for AIM Balanced.

     o Operating Efficiencies: Upon the substitution of the Replacement Portfolio for the Current Portfolio, operating efficiencies may be achieved by the Replacement Portfolio because it will have a greater level of assets. Economies of scale could be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and trustees fees.



         Additional benefits include:

     o    Lower management fee at the Portfolio level.

     o Improved selection of portfolio managers. MetLife Investors USA believes that the investment subadviser to the Replacement Portfolio is better positioned to potentially provide consistent above-average performance than the investment adviser to the Current Portfolio.

     o Guaranteed cap on total separate account and Replacement Portfolio expenses: As a condition of the substitution, total combined annualized subaccount and Replacement Portfolio net expenses may not exceed the sum of the 2002 fiscal year combined net expenses for the Current Portfolio and Subaccount for two years following the substitution.

     o No increase in Contract fees and expenses for a period of two years following the substitution, including mortality and expenses risk fees and administration and distribution fees charged to Separate Account A.

     o    No tax liability to Contract owners from the substitution.



Q: How will the substitution be carried out?

A: MetLife Investors USA will purchase shares of MFS Total Return to support contract values or fund benefits payable under your Contract in place of AIM Balanced.

     The proposed substitution will not be treated as a transfer of Contract value or an exchange of annuity units for purposes of assessing transfer charges or for determining the number of remaining permissible transfers (or exchanges) in a Contract year. In addition, you may make one transfer of Contract value (or annuity exchange) out of MFS Total Return within 30 days following the proposed substitution without the transfer (or exchange) counting as a transfer of Contract value (or an annuity unit exchange) for purposes of assessing transfer charges or for determining the number of remaining permissible transfers (or exchanges) in a Contract year.

Q: Why is MetLife Investors USA proposing this change?

A: The proposed substitution is part of an effort by Metropolitan Life Insurance Company and its affiliates, including MetLife Investors USA, to make their variable contracts more efficient to administer and oversee, and therefore more attractive to their customers. MetLife Investors USA believes that since the Replacement Portfolio's prospects for improved performance and lower costs are better than for the Current Portfolio, the proposed substitution is in your best interest.

     As described later, the Replacement Portfolio's performance is better than and its total operating expenses are lower than those of the Current Portfolio. Please note that past performance is not an indication of future results.

Q: What effect will the substitution have on fees and expenses? Is there a benefit to me?

A: Yes, the substitution will benefit you as a Contract owner. The total expenses of the Replacement Portfolio, including the management fee, will be LOWER than the current expense ratio of the Current Portfolio. Lower expenses have the potential for generating increased portfolio returns.

Q: Are there differences in the investment objectives of the Current Portfolio and the Replacement Portfolio?

A: The Current Portfolio and the Replacement Portfolio have substantially similar investment objectives. MFS Total Return's investment objective is a favorable total return through investment in a diversified portfolio. The investment objective of AIM Balanced is to achieve as high a total return as possible, consistent with preservation of capital.

Q: What happens if the substitution is not approved by Contract owners?


A: In the event that sufficient votes are not received to approve the proposed substitution for the Contract that you hold, the account value you have invested in the Current Portfolio will remain invested in the Current Portfolio. However, effective May 1, 2004, the AIM Balanced investment option will no longer be available under the Contract for allocation of additional purchase payments or transfers of Contract value. You will be unable to increase your accumulation units invested in the Current Portfolio after that date.


Q: Who will bear the cost of any expenses associated with carrying out the proposed substitution?

A: MetLife Investors USA will pay all of the costs associated with the proposed substitution. YOU WILL NOT BEAR ANY OF THESE COSTS.

Q: Whom do I call for more information or to place my vote?

A: You may call MetLife Investors USA at 1-800-284-4536, if you have any questions or for more information.

         You can vote in one of four ways:


     1) Use the enclosed Voting Instruction Card to record your vote of For, Against or Abstain, then return the card in the postage-paid envelope provided.

                                   or


     2) Call 1-866-235-4258 and record your vote by telephone. Please have your Voting Instruction Card at hand when you call and enter the 14-digit control number found on the card, then follow the simple instructions.

                                  or

     3) Fax your completed and signed Voting Instruction Card (both front and back sides) to our vote tabulator at 1-888-796-9932.

                                  or


     4) Visit our website at https://vote.proxy-direct.com and follow the instructions for voting via Internet.


Q: How does MetLife Investors USA Insurance Company recommend that I vote?

A: MetLife Investors USA recommends that you vote FOR the proposed substitution.

Q: Will my vote make a difference?

A: Yes, your vote is very important. Your vote is needed to ensure that the substitution can be carried out for the Current Portfolio. Your immediate response on the enclosed Voting Instruction Card will help to save on the costs of any further solicitations for Contract owner votes.

     We urge you to vote FOR the proposed substitution. Please note that an abstaining vote is in effect a "no" vote since an affirmative vote of more than 50% of account value in a Current Portfolio is required to approve the substitution.

Q: What is the deadline for voting?

A: In order for your vote to count, we will need to receive your vote no later than April 23, 2004.

Q: How do I sign the Voting Instruction Card?

A: Please see "Instructions for Signing Voting Instruction Cards" on the next page.

                   INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

     The following general rules for signing Voting Instruction Cards may be of assistance to you.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the Voting Instruction Card form.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Voting Instruction Card.

     3. All Other Accounts: The capacity of the individual signing the Voting Instruction Card should be indicated unless it is reflected in the form of registration. For example:



         Registration                                                  Valid Signature

         Corporate Accounts


         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . .. ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . . . . . .. John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . .  John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . . . . . .    John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . . . . . . .  Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . .   Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . .    John B. Smith

         (2)      Estate of John B. Smith . . . . . . . . . . . . . .  John B. Smith, Jr., Executor


                                      METLIFE INVESTORS USA INSURANCE COMPANY
                                             22 Corporate Plaza Drive
                                          Newport Beach, California 92660








                                                 IMMEDIATE ACTION REQUESTED

Dear Contract Owner:

     You are the owner of a variable annuity contract (a "Contract") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA" or "we"). At your previous direction, MetLife Investors USA through its Separate Account A purchased shares of AIM V.I. Balanced Fund (the "Current Portfolio") to support contract values or fund benefits payable under your Contract.

     MetLife Investors USA seeks your approval to substitute Class A shares of MFS Total Return Portfolio, a series of Metropolitan Series Fund, Inc., for the shares of the Current Portfolio held to fund your Contract or the benefits payable under such Contract. The proposed substitution is part of an effort by MetLife Investors USA to make its variable contracts more efficient to administer and oversee, and therefore more attractive to its customers.

     In proposing to substitute the MFS Total Return Portfolio, we believe that this exchange will potentially result in better long-term performance, will reduce expenses for current Contract owners, allow Separate Account A's assets to be more efficiently managed and potentially lead to improved returns due to economies of scale. Accordingly, such a substitution would be beneficial to you and other Contract owners.

     Separate Account A of MetLife Investors USA is the record owner of the Current Portfolio. However, as a Contract owner, you are entitled to vote the number of accumulation units you own in the subaccount of Separate Account A that invests in the Current Portfolio.

     MetLife   Investors  USA   recommends   that  you  vote  FOR  the  proposed
substitution.

     We realize that this voting information statement will take time to review, but your vote is very important. We ask that you cast your vote in order that we may effect the proposed substitution.

     We have made every effort to make the voting process easy. You may cast your vote by:


         (1) filling out the enclosed Voting Instruction Card and returning it in the enclosed postage-paid envelope; or

         (2) using our toll-free telephone voting facility (1-866-235-4258); or

         (3) visiting our website https://vote.proxy-direct.com; or

         (4) faxing your completed Voting Instruction Card to 1-888-796-9932.

     Please read the enclosed voting information statement carefully for details about the proposed substitution. In order for your vote to be given effect, we must receive a properly executed Voting Instruction Card or a telephone, fax, or website vote no later than April 23, 2004 at 4:00 p.m. Pacific Time.

     Please complete, sign, and date the enclosed Voting Instruction Card and promptly return it in the enclosed postage-paid envelope or complete the telephone or facsimile voting or website voting process by following the instructions available at each facility. If we do not receive your completed Voting Instruction Card after a few weeks, you may be contacted by our vote solicitor, Alamo Direct. The vote solicitor will remind you to vote. We apologize in advance for this potential disruption of your affairs but this vote is important to future benefits under your Contract.

     Your vote and participation are very important, and we appreciate your return of the form as soon as possible. You may call MetLife Investors USA at 1-800-284-4536, if you have any questions.

     Thank you for your cooperation and for participating in this important process.

                                   Very truly yours,


                                   /s/ Richard C. Pearson


                                   Richard C. Pearson
                                   Secretary
                                   MetLife Investors USA Insurance Company

                    METLIFE INVESTORS USA SEPARATE ACCOUNT A
          A Separate Account of MetLife Investors USA Insurance Company

                            22 Corporate Plaza Drive
                         Newport Beach, California 92660


                          VOTING INFORMATION STATEMENT



What is this document and why did we send it to you?

     MetLife Investors USA Insurance Company ("MetLife Investors USA" or "we"), on behalf of its MetLife Investors USA Separate Account A ("Separate Account A"), is furnishing this Voting Information Statement to you in connection with the solicitation of proxies from owners of Capital Strategist and Foresight variable annuity contracts (the "Contracts") issued by MetLife Investors USA having contract values allocated to the subacccount of Separate Account A (the "Subaccount") investing in Series I shares of AIM V.I. Balanced Fund, a series of AIM Variable Insurance Funds ("AIM Balanced" or the "Current Portfolio") as of January 30, 2004 (the "Record Date").

     This Voting Information Statement contains information that you should consider before voting on the proposal before you relating to the substitution of Class A shares of the MFS Total Return Portfolio, a series of Metropolitan Series Fund, Inc. ("MFS Total Return " or the "Replacement Portfolio", and together with the Current Portfolio, the "Portfolios"), for the Current Portfolio as an investment option under your Contract. Please read it carefully.


     This Voting Information Statement is being mailed to you and the other Contract owners with Contract values allocated to the Subaccount as of the Record Date on or about March 5, 2004.


What is the proposal that I am being asked to consider?

     MetLife Investors USA requests that you consider the following proposal:

     "To approve the substitution of Class A shares of the MFS Total Return Portfolio, a series of Metropolitan Series Fund, Inc., for Series I shares of AIM V.I. Balanced Fund, a portfolio currently included as an investment option under certain variable insurance contracts offered by MetLife Investors USA Insurance Company."

Why is my vote being solicited?

     As a Contract owner having accumulation units representing an investment of Contract value in the Subaccount as of the close of business on the Record Date, you are entitled to vote such accumulation units on the proposed substitution.


     The Contracts and the prospectus for such Contracts condition MetLife Investors USA's ability to carry out the proposed substitution for each Contract on its obtaining, for each Contract, the approval of the Contract owners representing the majority of the outstanding accumulation units in the Subaccount as of the Record Date, as well as the approval of the Securities and Exchange Commission (the "Commission"). The Commission approved the substitution on February 24, 2004.



                       SUMMARY OF PROPOSED SUBSTITUTION

     This section summarizes the primary features and consequences of the substitution. It may not contain all of the information that is important to you. To understand the substitution, you should read this entire Voting Information Statement.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Voting Information Statement.

Why is MetLife Investors USA proposing the substitution?

     MetLife Investors USA believes that the proposed substitution will potentially result in better long-term performance, will reduce expenses for current Contract owners, allow Separate Account A's assets to be more efficiently managed and potentially could lead to improved returns due to economies of scale.

     The substitution is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by Metropolitan Life Insurance Company ("MetLife") and its affiliates. The proposed substitution is part of an effort by MetLife and its affiliates, including MetLife Investors USA, to standardize investment options across similar products thereby making its variable contracts more efficient to administer and oversee, and therefore more attractive to its customers. MetLife Investors USA believes that because the Replacement Portfolio's prospects for improved performance and lower costs are better than for the Current Portfolio, the proposed substitution is in your best interests as a Contract owner.

     MetLife Investors USA considered the fact that MFS Total Return's historical performance is better than that of AIM Balanced. MFS Total Return's performance for the one-, three- and five- year periods ended December 31, 2003 exceeded that of AIM Balanced. Please note that past performance is not an indication of future results.

     MetLife Investors USA also considered the fact that total expenses for the Replacement Portfolio are lower than those of the Current Portfolio, including a lower management fee.

     MetLife Investors USA also considered the future growth prospects of the Replacement Portfolio. At the current time, various variable life insurance and variable annuity contracts being actively marketed by MetLife and its affiliates offer the Replacement Portfolio. Similarly, as part of the standardization process, the Replacement Portfolio is also being substituted for another mutual fund invested in by another subaccount of MetLife Investors USA. This should, along with the proposed substitution, further increase the Replacement Portfolio's net assets, which are currently at approximately $178.3 million as of December 31, 2003. Economies of scale could be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and trustees fees.


     In contrast, MetLife Investors USA believes that there is little likelihood that significant additional assets, if any, will be allocated to the Current Portfolio under the Contract. Because of the cost of maintaining this Portfolio as an investment option under the Contracts, it is therefore in the interest of Contract owners to substitute the Replacement Portfolio with its potential for economies of scale. Further, in the event that the proposed substitution does not occur (because Contract owners do not approve it or for another reason), the Subaccount will no longer be available under that Contract for allocation of purchase payments or transfers of Contract value as of May 1, 2004. Therefore, you will be unable to increase your accumulation units in the Subaccount investing in the Current Portfolio after that date.


     Though not a principal reason for the proposed substitution, the substitution would have the effect of transferring Contract values to an investment portfolio managed by an affiliated person of MetLife Investors USA, thereby increasing the management fees received by this affiliated person.

How will the substitution be accomplished?

     The substitution will take place at relative net asset value with no change in the amount of your Contract's value, cash value or death benefit or in the dollar value of your investment in Separate Account A. The Series I shares of the Current Portfolio will be either redeemed for cash or for portfolio securities, which will be used to purchase Class A shares of the Replacement Portfolio. MetLife Investors USA will pay all of the costs associated with the substitution, including the costs of solicitation such as the preparation and mailing of this Voting Information Statement and the Voting Information Card, the solicitation of votes, and legal and other expenses. YOU WILL NOT BEAR ANY OF THESE COSTS.

     The substitution is expected to be completed on or about April 30, 2004.



How will the substitution affect me?

     It is anticipated that the substitution will provide certain benefits to you.

     The most significant of these benefits are as follows:

     o POTENTIAL FOR BETTER PERFORMANCE: MetLife Investors USA believes that based on the historical performance records of the Portfolios, over the long term the performance of the Replacement Portfolio should (although no guarantee can be given) exceed that of the Current Portfolio.

     o COST SAVINGS: The total annual operating expenses of the Replacement Portfolio are less than those of the Current Portfolio. MFS Total Return's total annual operating expense ratio was 0.66% for its Class A shares compared to 1.17% for the Series I shares of AIM Balanced.

     o OPERATING EFFICIENCIES: Upon the substitution of the Replacement Portfolio for the Current Portfolio, operating efficiencies may be achieved by the Replacement Portfolio because it will have a greater level of assets. As of December 31, 2003, the Replacement Portfolio's total net assets were approximately $178.3 million.

          Economies of scale may be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and trustees fees.


         Other benefits resulting from the substitution include:

     o MFS Total Return's management fee is lower than the management fee of the Current Portfolio.

     o    You  will  not  incur  any  fees  or   charges  as  a  result  of  the
          substitution.

     o    You will have no tax liability resulting from the substitution.

     o The substitution will result in an improved selection of portfolio managers. MetLife Investors USA believes that the investment subadviser to the Replacement Portfolio is better positioned to potentially provide consistent above-average performance than the investment adviser to the Current Portfolio.

     o As a condition of the substitution, combined annualized net expenses of Separate Account A (or the subaccount) and the Replacement Portfolio may not exceed the total combined 2002 fiscal year net expenses for the Current Portfolio and the Separate Account A (or the Subaccount) for two years following the substitution.

     o No increase in Contract fees and expenses for a period of two years following the substitution, including mortality and expenses risk fees and administration and distribution fees charged to Separate Account A.



     The substitution will not cause your Contract rights or MetLife Investors USA's responsibilities under the Contracts to be altered in any way. The value of your Contract, the amount of your death benefit and the dollar value of your investments in any of the subaccounts of Separate Account A will remain the same immediately following the substitution. Your Contract values will remain allocated to Separate Account A, which will invest in the Replacement Portfolio after the substitution. After the substitution your Contract values will depend on the performance of the Replacement Portfolio rather than that of the Current Portfolio.

     Like the Current Portfolio, the Replacement Portfolio will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to Separate Account A (not to you) once a year. These dividends and distributions will continue to be reinvested by MetLife Investors USA in additional Class A shares of the Replacement Portfolio.

What will be the primary federal tax consequences of the substitution?

     We believe that you will not be subjected to any federal tax liabilities as a result of the substitution.

                           SUMMARY OF PORTFOLIO INFORMATION

     The following discussion is primarily a summary of certain parts of the prospectuses for the Current Portfolio and the Replacement Portfolio. As a Contract owner invested in the Current Portfolio, you should already have a current prospectus for the Current Portfolio. You may request the current prospectus for the Replacement Portfolio, free of charge, by calling MetLife Investors USA at 1-800-284-4536, or by writing to MetLife Investors USA at 22 Corporate Plaza Drive, Newport Beach, California 92660. Information contained in this Voting Information Statement is qualified by more complete information set forth in such prospectuses, which are incorporated by reference herein.

How do the Portfolios' investment objectives, principal investment strategies and risks compare?

     The investment objective of the Replacement Portfolio is substantially similar to that of the Current Portfolio, and the investment strategies and risks of each Portfolio are similar.

     The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of its respective Board of Trustees without shareholder approval.

     The following tables summarize a comparison of the Replacement Portfolio to the Current Portfolio with respect to their investment objectives and principal investment strategies, as set forth in each Portfolio's prospectus and statement of additional information.



   ----------------------------- --------------------------------------------------------------------------
                                 MFS Total Return (the Replacement Portfolio)
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------

   Investment Objective          The Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          The Portfolio normally invests at least 40%, but not more than 75% of
   Strategies                    its net assets in common stocks and related securities, such as preferred stock and bonds, warrants or rights convertible into stock.

                                 The Portfolio focuses on undervalued equity securities of large capitalization companies ($5 billion or more).

                                 At least 25% of the Portfolio's net assets is normally invested in non-convertible fixed-income securities, such as corporate bonds, U.S.
                                 government securities, mortgage-backed and asset-backed securities.

                                 The fixed income portion of the Portfolio invests primarily in investment grade fixed-income securities but may invest up to 20% of its net assets in lower quality, high yield debt securities.

                                 The Portfolio may invest up to 20% of its net assets in foreign securities.
   ----------------------------- --------------------------------------------------------------------------


   ----------------------------- --------------------------------------------------------------------------
                                 AIM Balanced
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Investment Objective          To achieve as high a total return as possible, consistent with preservation of capital.

   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          The Portfolio normally invests a minimum of 50% and a maximum of 70% of
   Strategies                    its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities.

                                 The Portfolio may invest up to 25% of its total assets in convertible securities and up to 25% of its assets in foreign securities.

                                 The equity securities the Portfolio invests in are primarily chosen for growth of capital.
   ----------------------------- --------------------------------------------------------------------------


     The principal risks of investing in the Replacement Portfolio are similar to those of investing in the Current Portfolio. They include:

     o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings

     o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes and may not be able to obtain the high growth rate of successful smaller companies; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies


     o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment; growth stocks may be more volatile than other stocks and may lack the dividends of value stocks that can cushion stock prices in a falling market; value stocks carry the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued

     o Interest rate risk-- the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down

     o Credit risk-- the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on an obligation on a timely basis


     o Foreign investment risk-- investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject; all of the risks of investing in foreign securities are heightened by investing in emerging markets countries



     AIM Balanced may invest up to 25% of its total assets in convertible securities and is therefore subject to the risks associated with such securities. Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk. Additionally, an issuer may have the right to buy back certain of the convertibles securities at a time and at a price that is unfavorable to the Portfolio. MFS Total Return may also invest in convertible securities.


     The Current Portfolio and the Replacement Portfolio may invest some or all of their assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.


     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks of the Portfolios" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Portfolio's prospectus and statement of additional information.

How do the Portfolios' fees and expenses compare?

     MFS Total Return has a lower total expense ratio than AIM Balanced, including a lower management fee.

     You will not incur any fees or charges as a result of the substitution.

     The following tables allow you to compare the various fees and expenses that you would pay as a result of Separate Account A buying and holding shares of each of the Portfolios.

     The amounts for the shares of the Portfolios set forth in the following tables and in the examples are based on the expenses for the Portfolios for the fiscal year ended December 31, 2002 and are expressed as a percentage of each Portfolio's average daily net assets.

     The Series I shares of the Current Portfolio and of the Class A shares of the Replacement Portfolio are not charged any initial or deferred sales charge, or any other transaction fees. The Replacement Portfolio's Class A shares and the Series I shares of the Current Portfolio are not subject to Rule 12b-1 fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY METLIFE INVESTORS USA UNDER YOUR CONTRACT.



         Fees and Expenses (as a percentage of average daily net assets)

    ----------------------------------------------- --------------------- --------------------
                                                        AIM Balanced       MFS Total Return

                                                     (Series I shares)     (Class A shares)
    ----------------------------------------------- --------------------- --------------------
    ----------------------------------------------- --------------------- --------------------

    Management Fees                                         0.75%                0.50%
    ----------------------------------------------- --------------------- --------------------
    ----------------------------------------------- --------------------- --------------------
    12b-1 Fees                                              ----                 ----
    ----------------------------------------------- --------------------- --------------------
    ----------------------------------------------- --------------------- --------------------
    Other Expenses                                          0.42%                0.16%
    ----------------------------------------------- --------------------- --------------------
    ----------------------------------------------- --------------------- --------------------
    Total Annual Portfolio Operating Expenses               1.17%                0.66%
    ----------------------------------------------- --------------------- --------------------


     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Current Portfolio versus the Replacement Portfolio. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

     THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY YOUR CONTRACT. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



         Examples of Portfolio Expenses

          ----------------- ---------------------------------------------------------------------------------
                                                           MFS Total Return
                                 One Year           Three Years          Five Years           Ten Years

          Class A                   $67                 $211                $368                 $822
          shares
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                              AIM Balanced
                                 One Year           Three Years          Five Years           Ten Years
          Series I shares          $119                 $372                $644                $1,420
          ----------------- -------------------- ------------------- -------------------- -------------------



How do the Portfolios' performance records compare?

     MFS Total Return's performance for the one-, three-, and five-year periods ended December 31, 2003 exceeded that of AIM Balanced. Please note that past performance is not an indication of future results.

     The following table shows how the Class A shares of the Replacement Portfolio and the Series I shares of the Current Portfolio have performed in the past. Past performance is not an indication of future results.

     PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY YOUR CONTRACT. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


     The table lists the average annual total return of the Class A shares of MFS Total Return for the past one, three, five and ten years and of the Series I shares of AIM Balanced for the past one, three and five years and since inception through December 31, 2003. This table includes the effects of portfolio expenses and is intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance to the returns of its respective benchmarks. A description of such benchmarks follows the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.



         Average Annual Total Return (for the period ended 12/31/2003)

       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
                                  1 Year       3 Years       5 Years       10 Years        From       Inception Date
                                                                                                                ----
                                   Ended        Ended         Ended         Ended      Inception to
                                 12/31/03     12/31/03      12/31/03       12/31/03      12/31/03
                                 --------     --------      --------       --------      --------
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------

       MFS Total Return --        17.00%        2.12%         2.50%         9.85%           ---          04/01/87
       Class A shares
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       S&P 500 Index              28.69%       -4.05%        -0.57%         11.07%          ---
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       Lehman Brothers             8.04%        6.65%         6.98%         4.68%           ---
       Government/ Credit
       Bond Index
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------

       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       AIM Balanced--Series I      16.36%       -14.55%       -2.34%          n/a           1.76%         05/01/98
       shares
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       S&P 500 Index              28.69%       -4.05%        -0.57%          ---          1.46%(1)
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------
       Custom Balanced Index      24.43%       -1.24%         1.47%          ---          2.75%(2)
       ------------------------ ------------ ------------ -------------- ------------- -------------- ---------------


     (1) Date of Index performance is from 05/01/98.

     (2) Date of Index performance is from 05/01/98.



     The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and that is often used to indicate the performance of the overall stock market.

     The Lehman Brothers Government/ Credit Bond Index is a combination of the Lehman Brothers Credit Bond Index and the Lehman Brothers Government Bond Index. The Lehman Brothers Credit Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady bonds. The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

     The Custom Balanced Index is an index created by the investment adviser of AIM Balanced to benchmark the Portfolio. It is 60% Russell 3000/40% Lehman
Brothers U.S. Aggregate Bond Index. The Russell 3000 Index is a widely recognized index of common stocks that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Lehman Brothers U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.

                                    --------------------

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

     The substitution will not affect your right to purchase and redeem shares, to change among MetLife Investors USA's subaccount options, to annuitize, and to receive distributions as permitted by your Contract. After the substitution, you will be able under your current Contract to purchase additional Class A shares of the Replacement Portfolio.

     MetLife Investors USA will not exercise any right it may have under the Contracts to impose restrictions or additional restrictions on, or charges for, Contract value transfers or annuity unit exchanges made under the Contracts for a period of at least 30 days following the proposed substitution (other than with respect to market timing activity).

         In addition, you will:

     o before the proposed substitution occurs, be permitted to make a transfer of Contract value (or annuity unit exchange) from the Subaccount to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under your Contract; and

     o during the 30 days after the proposed substitution, be permitted to make a transfer of Contract value (or annuity unit exchange) from the subaccount investing in the Replacement Portfolio to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under your Contract.



     Effective May 1, 2004, the Subaccount investing in AIM Balanced will no longer be available under the Contracts for allocation of additional purchase payments or transfers of Contract value regardless of whether or not the substitution is approved.


Who will be the Subadviser and Portfolio Manager of my Portfolio after the substitution? What will the management and subadvisory fees be after the substitution?

     The types of investment advisory and administrative services provided to the Replacement Portfolio are comparable to the types of investment advisory and administrative services provided to the Current Portfolio.

         Management of the Portfolios

     The overall management of the Replacement Portfolio is the responsibility of, and is supervised by, the Board of Directors of Metropolitan Series Fund, Inc.

         Adviser

     MetLife Advisers, LLC (the "Adviser") is the investment adviser for the Replacement Portfolio. The Adviser selects and pays the fees of Massachusetts Financial Services Company (MFS Total Return's investment subadviser) and monitors its investment program.

         Facts about the Adviser:

         ----------------------------------------------------------------------

          The Adviser is an affiliate of MetLife.


          The Adviser manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $22.6 billion as of December 31, 2003.


          The Adviser is located at 501 Boylston Street, Boston, Massachusetts 02116.

         -----------------------------------------------------------------------

     The Adviser and Metropolitan Series Fund, Inc. have received an exemptive order from the Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a portfolio of Metropolitan Series Fund, Inc. (including the Replacement Portfolio) pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement; and (c) continue the employment of an existing subadviser on the same advisory contract terms where a contract has been assigned because of a change in control of the subadviser. In such circumstances, Contract owners would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

     The substitution will permit the Advisor, under this exemptive order, to hire, monitor and replace subadvisers as necessary to seek optimal performance and to ensure a consistent investment style.



         Subadviser

     Massachusetts Financial Services Company (the "Subadviser") is the investment subadviser to MFS Total Return. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser continuously furnishes an investment program for MFS Total Return, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

         Facts about the Subadviser:

         ----------------------------------------------------------------------

          The Adviser is America's oldest mutual fund organization and has a history of money management dating from 1924.


          The Adviser had assets under management of approximately $140 billion as of December 31, 2003.


          The Adviser is located at 500 Boylston Street, Boston, Massachusetts 02116.

         -----------------------------------------------------------------------


         Management Fees

     For its management and supervision of the daily business affairs of MFS Total Return, the Adviser receives a fee at the annual rate of 0.50% of the Portfolio's average daily assets.

         Subadvisory Fees

     Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing subadvisory services to the Replacement Portfolio. The Portfolio does not pay a fee to the Subadviser.


                                THE PROPOSED SUBSTITUTION

How will the substitution be carried out?


     MetLife Investors USA and Separate Account A submitted an application to the Commission requesting approval of the proposed substitution of Class A shares of MFS Total Return for Series I shares of AIM Balanced. If completed, the proposed substitution will result in MetLife Investors USA's redemption, in cash or "in-kind", of shares of the Current Portfolio. MetLife Investors USA will then use the proceeds (either cash or portfolio securities) of such redemption to purchase shares of the Replacement Portfolio. The Commission approved the substitution on February 24, 2004.


     If approved, the proposed substitution will take place at relative net asset value with no change in the amount of your Contract value or death benefit or in the dollar value of your investment in the Subaccount that is presently invested in the Current Portfolio. You will not incur any fees or charges as a result of the proposed substitution and your rights and MetLife Investors USA's obligations under your Contract will not be altered in any way. All applicable expenses incurred in connection with the proposed substitution will be paid by MetLife Investors USA. In addition, the proposed substitution will not subject you to any federal income tax liability.

     The fees and charges that you pay under your Contract will not increase as a result of the proposed substitution. To the extent that the annualized expenses of the Replacement Portfolio during the twenty-four months following the substitution exceeds, for each fiscal period, the 2002 net expense level of the Current Portfolio, MetLife Investors USA will reduce Separate Account A (or subaccount) expenses under the Contract. Therefore, for two years following the proposed substitution, combined net expenses for the Replacement Portfolio and Separate Account A (or the subaccount invested in the Portfolio) will be no greater than the sum of the net expenses of the Current Portfolio and of Separate Account A (or the Subaccount) for the 2002 fiscal year. Nonetheless, after two years following the proposed substitution, the net expense levels for the Replacement Portfolio could be but are not anticipated to be higher than the 2002 net expense level for the Current Portfolio, but would not be offset by a reduction in subaccount expenses. In such an event, you may bear greater expenses than you would had the proposed substitution not occurred.


     You are entitled to approve or disapprove the proposed substitution. The proposed substitution will not take place for a Contract without the approval of Contract owners representing a majority of the accumulation units of the Subaccount for that Contract as of the Record Date.

     MetLife Investors USA intends to effect the proposed substitution on or about April 30, 2004, following the approval of the proposed substitution by Contract owners and any approval required by state insurance regulators.




                               RISKS OF THE PORTFOLIOS

Are the risk factors for the Portfolios similar?


     Yes. The risk factors are similar due to the substantially similar investment objectives and similar investment policies of the Current Portfolio and the Replacement Portfolio. The risks of the Replacement Portfolio are described in greater detail in the Portfolio's prospectus.


What are the primary risks of investing in each Portfolio?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.



------------------------------------------------ ---------------------------------------------------------------------
                                                 Each of the Portfolios is subject to Market Risk.

------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------

MFS Total Return                                 Normally invests at least 40%, but not more than 75% of its net assets in common stocks and related securities, such as preferred stock and bonds, warrants or rights convertible into stock.

------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
AIM Balanced                                     Normally invests a minimum of 50% and a maximum of 70% of its total assets in equity securities (including up to 25% of its total assets in convertible securities).
------------------------------------------------ ---------------------------------------------------------------------


     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's investment adviser or subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its investment adviser or subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the investment advisor or subadviser overweights fixed income markets or industries where there are significant declines.



------------------------------------- --------------------------------------------------------------------------------
                                      Each of the Portfolios is subject to Market Capitalization Risk.

------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------

MFS Total Return                      Focuses on equity securities of large capitalization companies ($5 billion or more).

------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------

AIM Balanced                          Focuses on equity securities of large and medium capitalization companies with an emphasis on large capitalization companies.

------------------------------------- --------------------------------------------------------------------------------

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.



------------------------------------------ ---------------------------------------------------------------------------
                                           Each of the Portfolios is subject to Investment Style Risk.

------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------ ---------------------------------------------------------------------------

MFS Total Return                           Focuses on undervalued equity securities.
------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------ ---------------------------------------------------------------------------
AIM Balanced                               The equity securities the Portfolio invests in are primarily chosen for growth of capital.
------------------------------------------ ---------------------------------------------------------------------------


     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Interest Rate Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

MFS Total Return                         At least 25% of the Portfolio's net assets is normally invested in non-convertible fixed-income securities, such as corporate bonds, U.S.
                                         government securities, mortgage-backed and asset-backed securities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
AIM Balanced                             Normally invests a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities.

                                         The Portfolio may invest up to 25% of its total assets in convertible securities.
---------------------------------------- ------------------------------------------------------------------------


     The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities tends to fall. Since each Portfolio invests a significant portion of its assets in debt securities and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the following Portfolios is subject to Credit Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

MFS Total Return                         At least 25% of the Portfolio's net assets is normally invested in non-convertible fixed-income securities, such as corporate bonds, U.S.
                                         government securities, mortgage-backed and asset-backed securities.

                                         Fixed income portion of the Portfolio invests primarily in investment grade fixed-income securities but may invest up to 20% of its net assets in lower quality, high yield debt securities.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
AIM Balanced                             The Portfolio normally invests a minimum of 30% and a maximum of 70%
                                         of its total assets in non-convertible debt securities.

                                         The Portfolio may invest up to 25% of its total assets in convertible securities.
---------------------------------------- ------------------------------------------------------------------------


     The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since each Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Foreign Investment Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

MFS Total Return                         May invest up to 20% of its net assets in foreign securities.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
AIM Balanced                              May invest up to 25% of its assets in foreign securities.


---------------------------------------- ------------------------------------------------------------------------


     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.



Are there any other risks of investing in each Portfolio?

     The fixed income portion of MFS Total Return invests primarily in investment grade fixed-income securities but may invest up to 20% of its net assets in lower quality, high yield debt securities. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The Portfolio may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's investment subadviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.


     Portfolio Turnover. Each Portfolio's investment adviser or subadviser will sell a security when it believes it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. However, MFS Total Return may have annual turnover rates of 100% or more. Annual turnover rate of 100% or more is considered high and will result in increased costs to a Portfolio.




     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the prospectuses and statements of additional information of the Portfolios.




                               GENERAL VOTING INFORMATION

Who is eligible to vote?

     A Contract owner is entitled to one vote for each accumulation unit that the owner owns in the Subaccount.


     As of the Record Date, the total number of accumulation units held in the Subaccount for each Contract and entitled to vote was:


---------------------------------------- --------------------------------------
Contract                                 Number of Subaccount Units
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------

Capital Strategist                               29,217.87
                                                 =========

---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------

Foresight                                       234,594.46

---------------------------------------- --------------------------------------



     For each Contract, approval of the proposed substitution requires the affirmative vote of a majority of the Subaccount's outstanding accumulation units held by owners of that Contract on the Record Date.

     To MetLife Investors USA's knowledge, the following persons beneficially owned, directly or indirectly, Contracts representing more than 5% of the accumulation units in the Subaccount for their Contract as of the Record Date:




----------------- --------------------------- -------------------------------------- ------------------- -----------------

Contract          Name and Address of Beneficial Owner   Number of           Percent of
========          ====================================   ==========          ===========
                                                        Subaccount Units    Subaccount

----------------- -------------------------------------- ------------------- -----------------
----------------- -------------------------------------- ------------------- -----------------


Foresight         Ms. Patricia Belstra                   14,471.47           6.16%
=========        =====================                   =========           =====
                  1453 West Country Road
                  1000 N
                  Wheatfield, Indiana 46392

                  Mr. Robert Adams                       14,620.31           6.23%
                  ================                       =========           =====
                  RR 3 Box 3475C
                  ==============
                  Susquehanna, Pennsylvania 18847-8921
                  ====================================


----------------- --------------------------- -------------------------------------- ------------------- -----------------



     To the knowledge of MetLife Investors USA, none of the directors or officers of MetLife Investors USA, individually or as a group, beneficially owned, directly or indirectly, over 1% of the outstanding accumulation units of the Subaccount as of the Record Date. Any beneficial financial interest that MetLife Investors USA may have in the Subaccount is immaterial in relation to the interests of owners and MetLife Investors USA will not cast any votes.


How do I vote on the substitution proposal?


     If you properly execute and return the enclosed Voting Instruction Card to Vote Tabulator, P.O. Box 9043, Smithtown, New York 11787-9841 by April 23, 2004 at 4:00 p.m. Pacific Time (the "Voting Deadline"), MetLife Investors USA will count your vote when calculating the results of the solicitation. MetLife Investors USA may disregard any Voting Instruction Cards received after the Voting Deadline. Votes attributable to Voting Instruction Cards that are properly executed and returned but are not marked "For" or "Against" the proposed substitution, will be counted as "For." A vote to "Abstain" will have the effect of a vote "Against" the proposed substitution.

     You also may vote by telephone by calling 1-866-235-4258 and following the instructions, faxing your Voting Instruction Card (both front and back) to 1-888-796-9932, or by visiting our voting agent's website https://vote.proxy-direct.com and following the instructions. If you cast your telephone, facsimile or website vote by the Voting Deadline, MetLife Investors USA will count your vote when calculating the results of the solicitation. MetLife Investors USA may disregard any votes cast by telephone or facsimile or at the website after the Voting Deadline (or any extension of the Voting Deadline). MetLife Investors USA or its voting agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of voters using the telephone, facsimile or website voting facilities. Your voting authentication number is found on the accompanying Voting Instruction Card.


Can I change my vote after I have submitted it?

     Any Contract owner who has submitted a Voting Instruction Card has the right to change his or her vote at any time prior to the Voting Deadline by submitting a letter requesting the change or a later-dated Voting Instruction Card that MetLife Investors USA receives at the above address on or before the Voting Deadline. If MetLife Investors USA does not receive sufficient votes to approve the proposal, it may extend the Voting Deadline and conduct a further solicitation of votes.


     MetLife Investors USA will solicit votes primarily by mail, but may supplement this effort by telephone calls, telegrams, e-mails, personal interviews, and other communications by officers, employees, and agents of MetLife Investors USA or its affiliates. In addition, Alamo Direct has been retained to assist in the solicitation of votes. It is expected that the cost of retaining Alamo Direct for such solicitation will be approximately $378.00. The costs for solicitation of votes, like the other costs associated with the substitution, will be borne by MetLife Investors USA.


METLIFE INVESTORS USA INSURANCE COMPANY RECOMMENDS THAT YOU VOTE TO "APPROVE" THE PROPOSED SUBSTITUTION.



                              GENERAL INFORMATION

MetLife Investors USA Insurance Company

     MetLife Investors USA is a stock life insurance company organized under Delaware Law in 1960. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, in the District of Columbia and all states except New York. Its principal executive offices are located at 22 Corporate Plaza Drive, Newport Beach, California 92660.

     MetLife Investors USA is a wholly-owned subsidiary of MetLife Investors Group, Inc. MetLife Investors Group, Inc., in turn, is an indirect wholly-owned subsidiary of MetLife, Inc., the parent of MetLife. MetLife, Inc. is listed on the New York Stock Exchange and, through its affiliates, is a leading provider of insurance and other financial products and services to individuals and groups.

MetLife Investors USA Separate Account A


     Separate Account A is a separate investment account of MetLife Investors USA established under Delaware law on May 29, 1980. Each subaccount invests in a corresponding portfolio of an open-end management investment company. The variable annuity contracts that invest in the Current Portfolio, including your Contract, have been issued through Separate Account A and interests in Separate Account A offered through such variable annuity contracts have been registered under the Securities Act of 1933, as amended (the "1933 Act"). Separate Account A is registered with the Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust type of investment company.


Metropolitan Series Fund, Inc.


     Shares of Metropolitan Series Fund, Inc. are sold exclusively to insurance company separate accounts to fund benefits under variable annuity contracts and variable life insurance policies sponsored by MetLife Investors USA and its affiliates, or employer pension and profit sharing plans. Metropolitan Series
Fund, Inc. is a Maryland corporation organized on November 23, 1982. Metropolitan Series Fund, Inc. is registered under the 1940 Act as an open-end management investment company of the series type, and its securities are registered under the 1933 Act. Metropolitan Series Fund, Inc. currently offers 36 series.


Service Providers

     MetLife Investors Distribution Company, an indirect wholly-owned subsidiary of MetLife Investors Group, Inc. located at 22 Corporate Plaza Drive, Newport Beach, California 92660, is the principal underwriter for Separate Account A. MetLife, located at 1 Madison Avenue, New York, New York 10010, is the distributor for the Metropolitan Series Fund, Inc.

Owner Proposals

     Contract owners have no rights under the Contracts to put voting proposals before the owners.

Prospectuses and Annual Reports


     Upon request, MetLife Investors USA will furnish, without charge, a copy of the most recent annual and semi-annual shareholder reports and current prospectuses and statements of additional information for the Replacement Portfolio and for the Current Portfolio, respectively. These are: (i) the prospectus and statement of additional information for the Replacement Portfolio and for the Current Portfolio, each dated May 1, 2003; and (ii) the annual report for the Replacement Portfolio and for the Current Portfolio, each dated December 31, 2002, and the semi-annual report for the Replacement Portfolio and for the Current Portfolio, each dated June 30, 2003 (and the annual report for each Portfolio dated December 31, 2003, if available). (The Replacement Portfolio and the Current Portfolio's Commission file numbers are: File Nos. 002-80751/811-3618 and File Nos. 033-57340/811-7452, respectively.)

     To request any of these documents, please call MetLife Investors USA at 1-800-284-4536, or write to MetLife Investors USA at 22 Corporate Plaza Drive, Newport Beach, California 92660. Each of these documents is incorporated by reference in this document. (This means that it is legally considered to be a part of this Voting Information Statement.)


     You can also obtain copies of any of these documents without charge on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following email address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Dissenter's Rights of Appraisal

     Taken together, Delaware Insurance law and the terms of the Contracts do not appear to provide appraisal rights to investors, such as Contract owners, beyond their right to receipt of the cash surrender value of their Contracts. MetLife Investors USA believes that, for transactions such as the proposed substitution, this requires, in effect, that accumulation units have a value equal to their net asset value determined as of 4:00 p.m. on the date of the proposed substitution.


     Interpretations of the 1940 Act by the Commission staff limit appraisal rights of investors in a registered unit investment trust, such as Contract owners, to those provided by Rule 22c-1 under the 1940 Act. Rule 22c-1, in effect, requires for transactions such as the proposed substitution, that accumulation units have a value equal to their net asset value per share determined as of 4:00 p.m. on the date of the proposed substitution.


     You should note, however, that before the proposed substitution occurs, Contract owners will be permitted to make a transfer of Contract value (or annuity unit exchange) from the Subaccount to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under their Contract. During the 30 days after the proposed substitution, Contract owners will be permitted to make a transfer of Contract value (or annuity unit exchange) from the subaccount investing in the Replacement Portfolio to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under their Contract.

 Inquiries

     Owners may make inquiries by contacting their registered representative or by writing MetLife Investors USA at 22 Corporate Plaza Drive, Newport Beach, California 92660, or by calling 1-800-284-4536.


Additional Information

     The Portfolios are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the Commission. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.


METLIFE INVESTORS USA REQUESTS THAT YOU PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                         FORM OF VOTING INSTRUCTION CARD






                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS

                         VOTING INSTRUCTION CARD IN THE

                            ENCLOSED ENVELOPE TODAY!


                You may also vote by:
                    o Telephone:
                        1.  Call toll free 1-866-235-4258.
                        2.   Follow the simple instructions.
                    o Fax:
                        After completing and signing this Card, fax it (both front and back sides) to 1-888-796-9932.

                    o Internet:
                        Visit our website at https://vote.proxy-direct.com and follow the instructions for voting via Internet.


SUBACCOUNT                                          UNITS
 ========================================================
[Current Subaccount Name]                           [Number of units]
=============================       =========



VOTING            METLIFE INVESTORS USA INSURANCE COMPANY            VOTING
INSTRUCTION       22  Corporate Plaza Drive                          INSTRUCTION
                    Newport Beach, California  92660

I, the undersigned, hereby instruct MetLife Investors USA Insurance Company ("MetLife Investors USA") to count all of the accumulation units that I owned as of January 30, 2004, in the subaccount(s) of MetLife Investors USA Separate Account A listed above as being voted as indicated on this Voting Instruction Card.


ACCUMULATION UNITS LISTED ABOVE WILL BE VOTED AS INDICATED OR AS "FOR" ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED. To be counted, Voting Instruction Cards must be received by MetLife Investors USA no later than Friday, April 23, 2004 at 4:00 p.m. Pacific Time.













                          VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                          VOTE VIA FACSIMILE:  1-888-796-9932
                          [Voting Control Number]

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title. If you are signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                                              ----------------------------------
                                              Signature



                                             ----------------------------------
                                              Signature of joint owner, if any


                                              ----------------------------------
                                              Date







THESE VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF METLIFE INVESTORS USA. RECEIPT OF THE ACCOMPANYING VOTING INFORMATION STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, METLIFE INVESTORS USA WILL COUNT THE VOTE AS "FOR" ALL OF THE PROPOSALS. Please note that a vote to "ABSTAIN" will have the same effect as a "NO" vote.



PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.  EXAMPLE:  |X|






METLIFE INVESTORS USA RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE FOLLOWING:


1. To approve the substitution of Class A shares of the Replacement Portfolio(s) listed below, for the shares of the corresponding current
     Portfolio(s) listed below that is currently included as an investment option under certain variable insurance contracts offered by MetLife Investors USA Insurance Company.






|_| To vote all Portfolios FOR ; |_| to vote all Portfolios AGAINST ; |_| to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.



     CURRENT PORTFOLIO                   REPLACEMENT PORTFOLIO                     FOR   AGAINST   ABSTAIN
     [Name of Current Portfolio]         [Name of Replacement Portfolio]           |_|   |_|       |_|



IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING OR FAXING